UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

EQUITABLE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-51514	14-1941649
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

113-115 North Locust Street, Grand Island, Nebraska 68801
(Address of principal executive offices) (Zip Code)

(308) 382-3136
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 20, 2008, Equitable Financial Corp. (the “Company”) issued a press release announcing that the Company’s Board of Directors approved the repurchase of up to 71,226 shares of the Company’s outstanding common stock, which is 5.0% of the outstanding shares not held by Equitable Financial MHC. For more information, reference is made to the Company’s press release dated March 20, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release Dated March 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE FINANCIAL CORP.

Date: March 20, 2008	By:	/s/ Kim E. Marco
Kim E. Marco
Executive Vice President and Chief Financial Officer